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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of Time Warner Inc., a Delaware corporation (the "Company"), for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

      1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2006                         /s/ Richard D. Parsons
                                          -----------------------------------
                                                   Richard D. Parsons
                                              Chief Executive Officer
                                                     Time Warner Inc.


Date: February 27, 2006                           /s/ Wayne H. Pace
                                          -----------------------------------
                                                    Wayne H. Pace
                                                Chief Financial Officer
                                                   Time Warner Inc.